SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549


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                                       FORM 8-K

                                    CURRENT REPORT


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                          Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934




                   DATE OF REPORT (Date of earliest event reported):
                                    April 11, 1997



                             LONG ISLAND LIGHTING COMPANY
                  (Exact name of registrant as specified in charter)
        New York                  1-3571               11-1019782
(State of Incorporation)   (Commission File No.)   (I.R.S. Employer
                                                   Identification No.)



                175 East Old Country Road, Hicksville, New York  11801
                                     516-755-6650
             (Address and telephone number of Principal Executive Offices)


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Item 8.     Change in Fiscal Year

            The Registrant determined on March 27, 1997 to change its fiscal year from a December 31 year end to a March 31 year end. Accordingly, a new fiscal year commenced on April 1, 1997.

            The transition period of January 1 - March 31, 1997 will be reported on Form 10-Q on or before May 15, 1997.



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                                    SIGNATURE









            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    LONG ISLAND LIGHTING COMPANY
                                               Registrant


                                    By    ANTHONY NOZZOLILLO
                                    --------------------------
                                          ANTHONY NOZZOLILLO
                                   Senior Vice President - Finance



Dated: April 11, 1997




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